                    Exchange Act of 1934 (Amendment No.   )

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]Preliminary proxy statement            [_]Confidential, for use of the
                                             Commission only (as permitted by
                                             Rule 14a-6(e)(2))
[X]Definitive proxy statement

[_]Definitive additional materials

[_]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The China Fund, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                             The China Fund, Inc.
             -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transactions applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials:

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:
--------
/1/Set forth the amount on which the filing fee is calculated and state how it was determined.

                             THE CHINA FUND, INC.

                           c/o HSBC Securities Inc.
                            140 Broadway, 5th Floor
                           New York, New York 10005

                                                               February 9, 2000

Dear Stockholders:

  The Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at 10:00 A.M. on Thursday, March 9, 2000, at the offices of Clifford Chance Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York, 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

  At the Annual Meeting, the stockholders will (i) elect a class of the Fund's directors and (ii) consider the ratification of the selection of KPMG LLP as independent auditors. In addition, the stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them.

  The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                         Respectfully,


                                         /s/ Thomas R. Callahan

                                         Thomas R. Callahan
                                         Secretary


 STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                             THE CHINA FUND, INC.

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                 March 9, 2000

To the Stockholders of
The China Fund, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York, 10166, on Thursday, March 9, 2000, at 10:00 A.M., local time, for the following purposes:

  1. To elect three Class I directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2003.

  2. To ratify or reject the selection of KPMG LLP as independent auditors of the Fund for its fiscal year ending October 31, 2000.

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 30, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

  You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,


                                          /s/ Thomas R. Callahan

                                          Thomas R. Callahan
                                          Secretary

February 9, 2000

                             THE CHINA FUND, INC.
                           c/o HSBC Securities Inc.
                            140 Broadway, 5th Floor
                           New York, New York 10005

                                 ------------

                                PROXY STATEMENT

                                 ------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE CHINA FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York 10166, on Thursday, March 9, 2000, at 10:00 A.M., local time, and at any adjournments thereof.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about February 9, 2000. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o HSBC Securities Inc., 140 Broadway, 5th Floor, New York, New York 10005) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

  The Board of Directors has fixed the close of business on January 30, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,073,173.459 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of January 30, 2000.

  Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 1999 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o Dewe Rogerson Inc., 850 Third Avenue, New York, New York 10022, attention: Marissa L. Moretti, or by calling (888) CHN-CALL.

  The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

  Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Sir Alan Donald, Mr. John W. English and Mr. Paul C. Guidone as Class I directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2003, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

Information Concerning Class I Nominees and Members of the Board of Directors

  The following table sets forth information concerning each of the nominees as a Class I director of the Fund. Each of the nominees is currently a Class I director of the Fund.

Nominees

                          Principal Occupation or               Shares
                          Employment During Past             Beneficially
                              Five Years and                    Owned      Percent
     Name (Age) and          Directorships in       Director   January       of
   Address of Director    Publicly Held Companies    Since   30, 2000(1)    Class
 ----------------------- ------------------------   -------- ------------ ---------
 Sir Alan Donald (68)    British Ambassador to        1992        250     less than
 Chiddingstone Causeway   the People's Republic                              1%
 Nr. Tonbridge            of China (1988-1991);
 Kent, TN11 8JH           Director, HSBC China
 United Kingdom           Fund Limited; Director,
                          Fleming Asia Investment
                          Trust; Adviser, Rolls
                          Royce plc.

 John W. English (67)    Vice President and Chief     1992      4,934     less than
 50-H New England Avenue  Investment Officer, The                            1%
 Summit, New Jersey       Ford Foundation (1981-
 07902-0640               1993); Director, The
                          Northern Trust
                          Institutional Funds;
                          Director, Washington
                          Mutual WM Funds;
                          Director, Select Sector
                          SPDR Trust; Director,
                          A.L.T. Films.

 *Paul C. Guidone (42)   Group Chief Executive        1999      None         --
                          Officer, HSBC Asset
                          Management Ltd. (1998-
                          present); Deputy
                          Chairman and Group
                          Chief Investment
                          Officer, HSBC Asset
                          Management Ltd. (1997-
                          1998); Group Chief
                          Executive and Group
                          Chief, HSBC Asset
                          Management (1996-1997);
                          Investment Officer,
                          HSBC Asset Management
                          Ltd. (1994-present);
                          Chief Executive
                          Officer, HSBC Asset
                          Management Americas
                          Inc. (1995-1997);
                          Managing Director and
                          Chief Investment
                          Officer, The Prudential
                          Insurance Company, PDI
                          Strategies (1990-1994).

--------
* Mr. Guidone is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended) because of his affiliation with HSBC Asset Management (Hong Kong) Limited, the Fund's Investment Manager.

Other Current Directors

                            Principal Occupation or               Shares
                            Employment During Past             Beneficially
                                Five Years and                    Owned      Percent
      Name (Age) and           Directorships in       Director   January       of
    Address of Director     Publicly Held Companies    Since   30, 2000(1)    Class
 ------------------------- ------------------------   -------- ------------ ---------
 Michael F. Holland (55)   Chairman, Holland &          1992      2,057     less than
 375 Park Avenue            Company L.L.C. (1995-                              1%
 New York, New York 10152   present); General
                            Partner, The Blackstone
                            Group (1994-1995); Vice
                            Chairman, Oppenheimer &
                            Co. Inc. (1992-1994);
                            Chairman and Chief
                            Executive Officer,
                            Salomon Brothers Asset
                            Management, Inc. (1989-
                            1992); Managing
                            Director, Salomon
                            Brothers Inc. (1989-
                            1992); Director, The
                            Holland Balanced Fund,
                            Inc.

 Burton Levin (69)         Visiting Professor           1992        498     less than
 18 Page Farm Road          Carleton College (1995-                            1%
 Sherborn, MA 01770         present); Co-Chairman,
                            Hopkins-Nanjing Center
                            (1999-present);
                            Director, Noble Ltd.
                            (1997-present); U.S.
                            Ambassador to Burma
                            (1987-1990).

 James J. Lightburn (56)   Attorney, member of          1992        500     less than
 47, Avenue Georges Mandel  Hughes Hubbard & Reed                              1%
 Paris, France 75116        (1993-present); member
                            of Jones, Day, Reavis &
                            Pogue (1986-1993).

 Joe O. Rogers (51)        Vice President of            1992       2000     less than
 2247 Foxwood Drive         Business Development,                              1%
 Chapel Hill, NC 27514      PlanetPortal.com, Inc.
                            (Sept. 1999-present);
                            President, Rogers
                            International, Inc.
                            (1986-present); Vice
                            President of Business
                            Development, Thomson
                            Consulting (1998-May
                            1999); Partner, PHH
                            Fantus Consulting
                            (1993-1996); Director,
                            The Taiwan Fund, Inc.

 Alan Tremain (64)         Chairman of the Board of     1992      4,782     less than
 380 South Country Road     the Fund; Chairman, BFX                            1%
 Suite 200                  Hospitality Group, Inc.
 Palm Beach, Florida 33480  (1996-1998); Chairman,
                            Hotels of Distinction
                            Ventures, Inc. (1989-
                            present); Chairman,
                            Hotels of Distinction
                            (International), Inc.
                            (1974-present).

 Nigel S. Tulloch (53)     Chief Executive, HSBC        1992      2,000     less than
 7, Circe Circle,           Asset Management                                   1%
 Dalkeith                   Bahamas Limited (1986-
 WA6009,                    1992); Director, The
 Australia                  HSBC China Fund
                            Limited.

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Donald, English, Holland, Levin, Lightburn, Rogers, Tremain and Tulloch. The Audit Committee met four times during the fiscal year ended October 31, 1999. The Fund's Board has a Nominating Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee did not meet during the fiscal year ended October 31, 1999. The Fund's Board of Directors held four regular meetings and three special meetings during the fiscal year ended October 31, 1999. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended October 31, 1999. Section 30(f) of the Investment Company Act of 1940 extends the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 1999.

Officers of the Fund

  Mr. Thomas R. Callahan (age 53) has been Secretary and Treasurer of the Fund since July 1992 and Vice President of the Fund since June 1993. Since April 1991, he has been a Managing Director of HSBC Securities, Inc. (formerly James Capel Incorporated) and previously was a Managing Director of Wardley Incorporated.

Fund Management and Administration

  HSBC Asset Management (Hong Kong) Limited acts as Investment Manager for the portion of the Fund's assets allocated for investment in listed securities pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is 12F, Tower 1, HSBC Centre, 1 Sham Mong Road, Kowloon, Hong Kong.

  HSBC Private Equity Management (Hong Kong) Limited acts as Direct Investment Manager for the portion of the Fund's assets allocated for investment in direct investments pursuant to a Direct Investment Management Agreement among the Direct Investment Manager, the Investment Manager and the Fund. The principal business address of the Direct Investment Manager is Level 17, 1 Queen's Road Central, Hong Kong.

  State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is P.O. Box 1713, Boston, Massachusetts 02105.

Transactions with and Remuneration of Officers and Directors

  The aggregate remuneration for directors not affiliated with the Investment Manager or the Direct Investment Manager was US$294,256 during the year ended October 31, 1999 and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings, including affiliated directors, was US$67,756. Each non-affiliated director currently receives fees, paid by the Fund, of US$2,000 for each directors' meeting and committee meeting attended and an annual fee of US$10,000. The Chairman of the Fund receives an annual fee of US$12,500.

  The Direct Investment Manager pays the compensation and certain expenses of the personnel of the Direct Investment Manager who serve as directors and officers of the Fund and receives from the Investment Manager a portion of the investment advisory fee paid by the Fund to the Investment Manager.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended October 31, 1999. The Investment Manager and its affiliates do not advise any other U.S. registered investment companies of which any of the directors of the Fund are directors or trustees.

                                                Aggregate
                                               Compensation
         Name of Director                      From Fund(1)
         ----------------                      ------------
         John W. English......................   $30,500
         Sir Alan Donald......................   $28,000
         Paul C. Guidone*.....................       --
         Michael F. Holland...................   $28,000
         Burton Levin.........................   $26,000
         James J. Lightburn...................   $28,000
         Joe O. Rogers........................   $28,000
         Alan Tremain.........................   $28,000
         Nigel S. Tulloch.....................   $28,000

--------
(1) Includes compensation paid to directors by the Fund. The Fund's directors did not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
 * Mr. Guidone who is an "interested person" of the Fund because of his affiliation with HSBC Asset Management (Hong Kong) Limited, the Fund's Investment Manager, did not receive any compensation from the Fund for his services as director during the fiscal year ended October 31, 1999.

                  (2) RATIFICATION OR REJECTION OF SELECTION
                            OF INDEPENDENT AUDITORS

  At a meeting held on December 9, 1999, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), selected KPMG LLP to act as independent auditors for the Fund for the fiscal year ending October 31, 2000. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of KPMG LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended October 31, 1999 were examined by KPMG LLP. In connection with its audit services, KPMG LLP audited the financial statements included in the Fund's annual report for the period ended October 31, 1999 and reviewed the Fund's filings with the Securities and Exchange Commission.

  The selection of independent auditors is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of the independent auditors will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                                 MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph, by officers of the Fund or personnel of the Administrator. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$4,500. The expenses connected with the solicitation of proxies including proxies solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by March 9, 2000, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the Annual Meeting of Stockholders of the Fund to be held in March 2001 must be received by the Fund, c/o HSBC Securities Inc. 140 Broadway, 5th Floor, New York, New York 10005, not later than October 11, 2000 in order to be included in the Fund's proxy statement and proxy card related to that meeting and presented at the meeting.

  A stockholder who wishes to make a proposal at the March 2001 Annual Meeting of Stockholders without including the proposal in the Fund's proxy statement must notify the Fund, at the Fund's offices, of such proposal before January 10, 2001 and after December 11, 2000. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors of the Fund for the March 2001 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

                                          By order of the Board of Directors,

                                          Thomas R. Callahan
                                          Secretary

140 Broadway
New York, New York
February 9, 2000

                                                                     CIHFM-PS-00

                              THE CHINA FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - March 9, 2000

The undersigned stockholder of The China Fund, Inc. (the "Fund") hereby appoints Thomas R. Callahan and Glenn Francis, or either of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York 10166 at 10:00 a.m., local time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated February 9, 2000.

--------------------------------------------------------------------------------
       PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

     Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

[X]
PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                                              1.  The election of Class I Directors
                                                  to serve a term  expiring on the date
                                                  on which the  annual  meeting is held
                                                  in 2003.

                                                                                         For All     With-      For All
                                                                                        Nominees     hold       Except
                THE CHINA FUND, INC.                   Sir Alan Donald                     [_]        [_]         [_]
                                                       Mr. John W. English
                                                       Mr. Paul C. Guidone

                                                   If you do not want your shares voted "For" a particular nominee, mark the
                                              "For All Except" box and strike a line through that particular nominee's name.
                                              Your shares will be voted for the remaining nominee(s).

         RECORD DATE SHARES:                                                               For      Against     Abstain
                                              3.  The  ratification of the selection of    [_]        [_]         [_]
                                                  KPMG LLP as independent auditors of the
                                                  Fund for its fiscal year ending October 31,
                                                  2000.

                                                         --------------
   Please be sure to sign and date this Date Proxy.      Date
-----------------------------------------------------------------------



----------         --------------------------------          ----------

                                              Mark box at right if an address change or comment                   [_]
                                              has been noted on the reverse side of this card.

DETACH CARD                                                          DETACH CARD

                              THE CHINA FUND, INC.



Dear Stockholder,


     Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operations of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your stock.

     Please mark the boxes on this proxy card to indicate how your stock will be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Stockholders, which is scheduled to be held on March 9, 2000.

     Thank you in advance for your prompt consideration of these matters.

Sincerely,


The China Fund, Inc.

                                       2